   As filed with the Securities and Exchange Commission on October 30, 1997
                                                           Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          -------------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                          -------------------------

                               DOCUMENTUM, INC.
            (Exact name of registrant as specified in its charter)

                          -------------------------

        Delaware                                        95-4261421
(State of Incorporation)                   (I.R.S. Employer Identification No.)

                          -------------------------

                             5671 Gibraltar Drive
                       Pleasanton, California 94588-8547
                                (510) 463-6800
         (Address and telephone number of principal executive offices)

                          -------------------------

                          1993 Equity Incentive Plan
                1995 Non-Employee Directors' Stock Option Plan
                    1996 Non-Officer Equity Incentive Plan
                           (Full title of the plans)

                          -------------------------

                               Jeffrey A. Miller
                     President and Chief Executive Officer
                               Documentum, Inc.
                             5671 Gibraltar Drive
                       Pleasanton, California 94588-8547
                                (510) 463-6800
   (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          -------------------------

                                  Copies to:
                          James F. Fulton, Jr., Esq.
                              Cooley Godward LLP
                              3000 Sand Hill Road
                             Building 3, Suite 230
                       Menlo Park, California 94025-7116
                                (415) 843-5000

                          -------------------------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                  Proposed Maximum         Proposed Maximum
Title of Securities       Amount to be            Offering Price Per       Aggregate Offering          Amount of
 to Be Registered          Registered                  Share (1)                Price (1)           Registration Fee
--------------------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
value $.001)            1,400,000 shares            $29.9375-$32.75         $42,183,149                 $12,783
====================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee. The price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant's Common Stock on October 27, 1997 as reported on the Nasdaq National Market. The chart below details the calculation of the registration fee.


                                      Number of               Offering Price              Aggregate
Securities                             Shares                   Per Share               Offering Price
----------                            ---------               --------------            --------------
Common Stock issuable                   68,458                 $32.75                    $ 2,242,000
pursuant to outstanding
options under the 1993
Equity Incentive Plan

Common Stock issuable                  831,542                 $29.9375                  $24,894,289
pursuant to the 1993
Equity Incentive Plan

Common Stock issuable                  100,000                 $29.9375                  $ 2,993,750
pursuant to the 1995 Non-
Employee Directors'
Stock Option Plan

Common Stock issuable                   38,200                 $31.9823                  $ 1,221,724
pursuant to outstanding
options under the 1996
Non-Officer Equity
Incentive Plan

Common Stock issuable                  361,800                 $29.9375                  $10,831,388
pursuant to the 1996 Non-
Officer Equity Incentive
Plan
                                                                TOTAL:                   $42,183,149
                                                                                         ===========
====================================================================================================================

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

     The contents of Registration Statement on Form S-8 (No. 333-01832) filed with the Securities and Exchange Commission on March 4, 1996, and Registration Statement on Form S-8 (No. 333-15239) filed with the Securities and Exchange Commission on October 31, 1996, are incorporated herein by reference.


                                   EXHIBITS

Exhibit
Number          Description
-------         -----------
4.1(2)          Amended and Restated Certificate of Incorporation.
4.2(1)          Amended and Restated Bylaws.
4.3(1)          Specimen stock certificate.
4.4(1)          Amended and Restated Investor Rights Agreement, dated September
                20, 1994, between the Registrant and certain investors.
5.1             Opinion of Cooley Godward LLP.
23.1            Consent of Price Waterhouse LLP.
23.2            Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.
24.1            Power of Attorney.  Reference is made to the signature page.
99.1            Registrant's 1993 Equity Incentive Plan, as amended.
99.2(1)         Form of Early Exercise Stock Purchase Agreement used in
                connection with the 1993 Equity Incentive Plan.
99.3(2)         Registrant's Employee Stock Purchase Plan, as amended.
99.4            Registrant's 1995 Non-Employee Directors' Stock Option Plan.
99.5(3)         Registrant's 1996 Non-Officer Equity Incentive Plan.
_______________

(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 33-80047), as amended through the date hereof and incorporated herein by reference.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-01832) and incorporated herein by reference.

(3) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-15239) and incorporated herein by reference.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on October 27, 1997.

                                                DOCUMENTUM, INC.

                                                By  /s/ Jeffrey A. Miller
                                                  ---------------------------
                                                    Jeffrey A. Miller
                                                    President and Chief
                                                    Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey A. Miller and Mark S. Garrett, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                       TITLE                                           DATE

                                President, Chief Executive and
/s/ Jeffrey A. Miller           Director (Principal Executive Officer)          October 27, 1997
---------------------------
    Jeffrey A. Miller
                                Vice President, Finance and
                                Operations, and Chief Financial
                                Officer (Principal Financial and
/s/ Mark S. Garrett             Accounting Officer)                             October 27, 1997
----------------------------
    Mark S. Garrett

/s/ Robert Adams                Chairman of the Board                           October 27, 1997
----------------------------
    Robert Adams

/s/ Kathryn Gould               Director                                        October 27, 1997
-----------------------------
    Kathryn Gould

/s/ Colin O'Brien               Director                                        October 27, 1997
------------------------------
    Colin O'Brien

/s/ John L. Walecka             Director                                        October 27, 1997
------------------------------
    John L. Walecka

/s/ Edward Zander               Director                                        October 27, 1997
-------------------------------
    Edward Zander


                                 EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
4.1(2)          Amended and Restated Certificate of Incorporation.
4.2(1)          Amended and Restated Bylaws.
4.3(1)          Specimen stock certificate.
4.4(1)          Amended and Restated Investor Rights Agreement, dated September
                20, 1994, between the Registrant and certain investors.
5.1             Opinion of Cooley Godward LLP.
23.1            Consent of Price Waterhouse LLP.
23.2            Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.
24.1            Power of Attorney.  Reference is made to the signature page.
99.1            Registrant's 1993 Equity Incentive Plan, as amended.
99.2(1)         Form of Early Exercise Stock Purchase Agreement used in
                connection with the 1993 Equity Incentive Plan.
99.3(2)         Registrant's Employee Stock Purchase Plan, as amended.
99.4            Registrant's 1995 Non-Employee Directors' Stock Option Plan.
99.5(3)         Registrant's 1996 Non-Officer Equity Incentive Plan.
_______________

(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 33-80047), as amended through the date hereof and incorporated herein by reference.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-01832) and incorporated herein by reference.

(3) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-15239) and incorporated herein by reference.